UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 27, 2012

SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10382	20-5715943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

(636) 939-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 27, 2012, Synergetics USA, Inc. (the “Company”) entered into Addendum No. 3 (“Addendum No. 3”) to Supply and Distribution Agreement by and between Stryker Instruments Division of Stryker Corporation (“Stryker”) and the Company. Addendum No. 3 extends the term of the original Supply and Distribution Agreement (the “Original Agreement”) entered into in 2004 by and between the Company and Stryker, pursuant to which Stryker distributes the Company’s lesion generator and related accessories (the “Generator Products”) for sale in the neurosurgery market, until June 30, 2015.

Addendum No. 3 also modifies the pricing of the Generator Products, amends the invoice payment terms and updates the product specifications for the Generator Products. All other terms of the Original Agreement, as previously amended, remain the same.

The foregoing summary of Addendum No. 3 is qualified in its entirety by reference to Addendum No. 3 filed as Exhibit 10.7 to this Current Report on Form 8-K, which is incorporated herein by reference. Also filed with this Current Report on Form 8-K are the following agreements that amend and modify the terms of the Original Agreement, which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2004: Addendum No. 1 to Supply and Distribution Agreement, dated November 15, 2006 (filed as Exhibit 10.1); Addendum No. 2 to Supply and Distribution Agreement, dated August 1, 2007 (filed as Exhibit 10.2); Acknowledgement of Amendment of Solicitation/Modification of Contract, dated January 9, 2012 (filed as Exhibit 10.3); Acknowledgement of Amendment of Solicitation/Modification of Contract, dated March 19, 2012 (filed as Exhibit 10.4); Acknowledgement of Amendment of Solicitation/Modification of Contract, dated June 26, 2012 (filed as Exhibit 10.5); and Acknowledgement of Amendment of Solicitation/Modification of Contract, dated October 25, 2012 (filed as Exhibit 10.6) (collectively, the “Additional Amendments”). These Additional Amendments to the Original Agreement are being filed for purposes of continuity and clarification.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Addendum No. 1 to Supply and Distribution Agreement by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of November 15, 2006.

10.2*	Addendum No. 2 to Supply and Distribution Agreement by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of August 1, 2007.

10.3	Acknowledgement of Amendment of Solicitation/Modification of Contract by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of January 9, 2012.

10.4	Acknowledgement of Amendment of Solicitation/Modification of Contract by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of March 19, 2012.

10.5	Acknowledgement of Amendment of Solicitation/Modification of Contract by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of June 26, 2012.

10.6	Acknowledgement of Amendment of Solicitation/Modification of Contract by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of October 25, 2012.

10.7*	Addendum No. 3 to Supply and Distribution Agreement by and between Synergetics USA, Inc. and Stryker Instruments Division of Stryker Corporation, dated as of November 27, 2012.

*Portions of Exhibits 10.2 and 10.7 have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission (the “SEC”). Omitted material for which confidential treatment has been requested has been filed separately with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 28, 2012

SYNERGETICS USA, INC.
(Registrant)

By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer

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